UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 11, 2023

SJW Group
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SJW	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 11, 2023, the Board of Directors (the “Board”) of SJW Group (the “Company”) adopted and approved, effective immediately, the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”) to, among other things:

•require stockholders seeking to nominate directors pursuant to the universal proxy rules adopted by the Securities and Exchange Commission to comply with the requirements of those rules and provide reasonable evidence of such compliance upon request;

•enhance the procedural mechanics and disclosure requirements in connection with a stockholder’s request to call a special meeting or submission of a proposal or nomination under the Company’s advance notice bylaw, including by:
◦requiring a stockholder delivering a request or notice under such bylaws to provide additional background information, disclosures, and representations with respect to the stockholder, any nominees proposed by the stockholder and other associated persons and to update such information, if necessary, so that it remains true and correct both as of the record date and ten business days prior to the applicable meeting date;
◦requiring a stockholder seeking to call a special meeting to continue to hold the required percentage of shares through the date of the special meeting; and
◦specifying certain additional periods during which a stockholder may not submit a request to call a special meeting.

•require a stockholder soliciting proxies from other stockholders to use a proxy color other than white;

•revise the definition of a contested election for purposes of the Company’s majority voting policy;

•conform portions of the Amended and Restated Bylaws to recently adopted amendments to the Delaware General Corporation Law; and

•make certain other administrative, modernizing, clarifying, and conforming changes.

The foregoing summary and description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

On December 11, 2023, the Board also adopted Amended and Restated Corporate Governance Policies (the “Revised Governance Policies”), which are posted to the Company’s website. In connection with the adoption of the Revised Governance Policies, the Board incorporated procedures previously set forth in the separate Policies and Procedures of the Nominating & Governance Committee for Nominations for Director (the “Nomination Policy”) into the Revised Governance Policies. As a result of such changes, the separate Nomination Policy, including the submission form for director recommendations from stockholders that was set forth in the Nomination Policy, has been superseded and is no longer in effect.

Item 9.01:	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description of Document

3.1	Amended and Restated Bylaws of SJW Group, effective as of December 11, 2023.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW GROUP

Date: December 15, 2023	/s/ Eric W. Thornburg
Chairman, President & Chief Executive Officer